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                                                                      Exhibit 23

CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants, we hereby consent to the incorporation of our report included in this Form 11-K into the Trump Hotels & Casino Resorts, Inc. previously filed Form S-8 Registration Statement No. 333-2201.




Roseland, New Jersey
June 28, 2000